                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04003

                      Van Kampen Government Securities Fund
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/06

ITEM 1.  REPORTS TO SHAREHOLDERS.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Government Securities Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I [AND R] SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Government/Mortgage Index from 9/30/96 through 9/30/06. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                              VAN KAMPEN GOVERNMENT SECURITIES           LEHMAN BROTHERS
                                                                            FUND                    GOVERNMENT/MORTGAGE INDEX
                                                              --------------------------------      -------------------------
9/96                                                                        9521                              10000
                                                                            9740                              10211
                                                                            9910                              10378
                                                                            9788                              10291
                                                                            9813                              10326
                                                                            9828                              10347
                                                                            9714                              10242
                                                                            9848                              10396
                                                                            9923                              10490
                                                                           10049                              10609
                                                                           10338                              10873
                                                                           10221                              10796
9/97                                                                       10370                              10948
                                                                           10529                              11112
                                                                           10576                              11162
                                                                           10685                              11273
                                                                           10857                              11420
                                                                           10810                              11410
                                                                           10826                              11449
                                                                           10853                              11505
                                                                           10954                              11607
                                                                           11034                              11710
                                                                           11058                              11744
                                                                           11310                              11971
9/98                                                                       11606                              12224
                                                                           11532                              12193
                                                                           11535                              12219
                                                                           11571                              12256
                                                                           11629                              12334
                                                                           11398                              12139
                                                                           11456                              12201
                                                                           11459                              12240
                                                                           11315                              12149
                                                                           11227                              12117
                                                                           11161                              12071
                                                                           11129                              12071
9/99                                                                       11291                              12212
                                                                           11326                              12254
                                                                           11303                              12248
                                                                           11221                              12190
                                                                           11197                              12152
                                                                           11347                              12311
                                                                           11522                              12490
                                                                           11494                              12475
                                                                           11489                              12482
                                                                           11703                              12725
                                                                           11803                              12829
                                                                           11989                              13021
9/00                                                                       12029                              13104
                                                                           12131                              13214
                                                                           12356                              13445
                                                                           12585                              13688
                                                                           12713                              13863
                                                                           12841                              13982
                                                                           12870                              14047
                                                                           12759                              13983
                                                                           12800                              14052
                                                                           12842                              14100
                                                                           13139                              14394
                                                                           13284                              14547
9/01                                                                       13480                              14782
                                                                           13769                              15073
                                                                           13538                              14836
                                                                           13446                              14744
                                                                           13542                              14860
                                                                           13684                              15014
                                                                           13430                              14774
                                                                           13720                              15088
                                                                           13824                              15189
                                                                           13982                              15356
                                                                           14235                              15608
                                                                           14461                              15821
9/02                                                                       14662                              16059
                                                                           14591                              16026
                                                                           14534                              15952
                                                                           14755                              16227
                                                                           14766                              16226
                                                                           14915                              16411
                                                                           14871                              16389
                                                                           14924                              16461
                                                                           15103                              16680
                                                                           15055                              16650
                                                                           14626                              16150
                                                                           14676                              16253
9/03                                                                       14968                              16627
                                                                           14820                              16480
                                                                           14857                              16507
                                                                           14942                              16669
                                                                           15036                              16790
                                                                           15160                              16961
                                                                           15198                              17072
                                                                           14922                              16664
                                                                           14880                              16615
                                                                           14969                              16722
                                                                           15088                              16875
                                                                           15326                              17169
9/04                                                                       15357                              17199
                                                                           15462                              17337
                                                                           15345                              17212
                                                                           15469                              17349
                                                                           15576                              17450
                                                                           15502                              17348
                                                                           15458                              17302
                                                                           15672                              17538
                                                                           15840                              17709
                                                                           15918                              17792
                                                                           15797                              17638
                                                                           15967                              17848
9/05                                                                       15831                              17693
                                                                           15724                              17569
                                                                           15788                              17638
                                                                           15942                              17806
                                                                           15899                              17818
                                                                           15949                              17874
                                                                           15796                              17717
                                                                           15743                              17693
                                                                           15759                              17678
                                                                           15807                              17720
                                                                           15950                              17952
                                                                           16112                              18209
9/06                                                                       16261                              18354

                            A SHARES             B SHARES             C SHARES          I SHARES
                         since 7/16/84        since 12/20/91       since 3/10/93      since 8/12/05
---------------------------------------------------------------------------------------------------
                                   W/MAX                W/MAX                W/MAX
                                   4.75%                4.00%                1.00%
AVERAGE ANNUAL         W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE      CHARGES

Since Inception          7.12%      6.89%     5.05%      5.05%     4.54%     4.54%        2.63%
10-year                  5.50       4.98      4.86       4.86      4.71      4.71           --
5-year                   3.82       2.81      3.03       2.77      3.03      3.03           --
1-year                   2.72      -2.14      1.95      -1.97      1.96      0.98         2.97
---------------------------------------------------------------------------------------------------

30-day SEC Yield             4.51%                4.00%                4.01%              4.99%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflect their conversion into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Government/Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Index data source: Bloomberg

Fund Report

FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Several events shaped fixed-income market trends during the 12-month review period. Energy prices rose sharply through 2005, though their rise failed to interrupt positive economic momentum. In fact, real GDP growth averaged near 4 percent for calendar year 2005.

The first months of 2006 provided few surprises in the bond market. The Federal Open Market Committee (the "Fed") continued to raise the target federal funds rate by 25 basis points at each of its meetings during the first half of the year, bringing the rate to 5.25 percent at the end of June.

Also as expected, comments made by Fed members after their May and June meetings indicated that they would rely heavily on economic data in making future decisions concerning the direction of interest rates. Based on these comments, it appears that the Fed may be driven by the weight of the economic data more so now than perhaps at anytime over the past few years.

In the last months of the period, in response to widespread expectations of a pause in the Fed's tightening campaign, the U.S. bond market enjoyed the best run of positive returns since the Fed began its tightening cycle in 2004. In fact, despite negative returns in the first half of 2006, most fixed-income asset classes ended September with positive year-to-date returns. As anticipated, the Fed did finally pause in August, ending a record two-year run of 17 consecutive rate increases. At its September meeting, the Fed again kept its target rate unchanged.

PERFORMANCE ANALYSIS

The fund returned 2.72 percent for the 12 months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Government/Mortgage Index, returned 3.74 percent for the period.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------------
                                              LEHMAN BROTHERS
                                                GOVERNMENT/
      CLASS A   CLASS B   CLASS C   CLASS I    MORTGAGE INDEX

       2.72%     1.95%     1.96%     2.97%         3.74%
--------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

During the period, we kept the fund's overall duration* well below that of the benchmark. This conservative posture was beneficial as interest rates rose across the market during the first nine months of the reporting year, but detracted from relative performance in the last quarter when rates sharply declined.

While an underweight to the agency sector detracted slightly from relative performance, a focus on higher-coupon mortgages with slow prepayments, and shorter-dated Treasuries contributed positively to overall fund returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

*A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

COUPON DISTRIBUTION AS OF 9/30/06
Less than 6.0                                                    55.1%
6.0 - 6.9                                                        19.3
7.0 - 7.9                                                        15.7
8.0 - 8.9                                                         3.4
9.0 - 9.9                                                         4.5
10.0 or more                                                      2.0

ASSET ALLOCATION AS OF 9/30/06
U.S. Treasuries                                                  30.7%
FNMAs                                                            29.7
FHLMCs                                                            9.9
FHLBs                                                             3.6
GNMAs                                                             1.5
Other                                                            15.0
                                                                -----
Total Long-Term Investments                                      90.4%
Purchased Options                                                 0.0*
Repurchase Agreement                                             13.1
Liabilities in Excess of Other Assets                            (3.5)
                                                                -----
Net Assets                                                      100.0%

*Amount is less than 0.1%

Subject to change daily. Coupon distribution is as a percentage of long-term investments. Asset Allocation are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/06           9/30/06       4/1/06-9/30/06
Class A
  Actual......................................    $1,000.00        $1,029.42          $5.24
  Hypothetical................................     1,000.00         1,019.97           5.22
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,024.64           9.03
  Hypothetical................................     1,000.00         1,016.17           9.00
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,024.72           9.03
  Hypothetical................................     1,000.00         1,016.17           9.00
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,029.71           3.92
  Hypothetical................................     1,000.00         1,021.17           3.90
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.03%, 1.78%, 1.78%, and 0.77% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006

PAR
AMOUNT
(000)       DESCRIPTION                          COUPON          MATURITY              VALUE
-------------------------------------------------------------------------------------------------
            ADJUSTABLE RATE MORTGAGE BACKED SECURITIES  11.0%
$  2,520    Federal Home Loan Mortgage Corp. ..   3.518%         07/01/34         $     2,476,316
   4,823    Federal Home Loan Mortgage Corp. ..   4.161          08/01/34               4,796,121
   2,667    Federal National Mortgage
            Association........................   3.604          07/01/34               2,664,277
   2,983    Federal National Mortgage
            Association........................   4.116          10/01/34               3,007,296
   3,129    Federal National Mortgage
            Association........................   4.142          09/01/34               3,100,801
   9,357    Federal National Mortgage
            Association........................   4.323          02/01/34               9,291,302
   2,548    Federal National Mortgage
            Association........................   4.378          10/01/34               2,543,302
   3,810    Federal National Mortgage
            Association........................   5.834          07/01/33               3,866,659
  11,017    Federal National Mortgage
            Association........................   6.420          03/01/36              11,395,344
  13,173    Federal National Mortgage
            Association........................   6.479          03/01/36              13,624,750
  11,049    Federal National Mortgage
            Association........................   6.905          05/01/36              11,435,827
  10,958    Federal National Mortgage
            Association........................   6.917          05/01/36              11,341,356
  22,025    Federal National Mortgage
            Association........................   6.921          04/01/36              22,938,810
  14,384    Federal National Mortgage
            Association........................   6.939          04/01/36              14,887,476
   7,418    Federal National Mortgage
            Association........................   7.256          03/01/36               7,679,916
                                                                                  ---------------
            TOTAL ADJUSTABLE RATE MORTGAGE BACKED SECURITIES...................       125,049,553
                                                                                  ---------------

            ASSET BACKED SECURITIES  0.6%
   5,334    Federal National Mortgage
            Association (Floating Rate)
            (REMIC)............................   5.771          05/28/35               5,346,796
   1,185    Federal National Mortgage
            Association (Floating Rate)
            (REMIC)............................   5.781          05/28/35               1,187,581
                                                                                  ---------------
            TOTAL ASSET BACKED SECURITIES......................................         6,534,377
                                                                                  ---------------

            COLLATERALIZED MORTGAGE OBLIGATIONS  20.3%
   8,060    American Home Mortgage Assets
            (Floating Rate)....................   5.560          09/25/46               8,085,002
   6,164    Bear Stearns Mortgage Funding Trust
            (Floating Rate)....................   5.574          07/25/36               6,164,327

See Notes to Financial Statements                                             11

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                          COUPON          MATURITY              VALUE
-------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$ 64,050    Countrywide Alternative Loan Trust
            (Interest Only) (a)................   1.368%         10/25/36         $     3,392,648
   7,174    Countrywide Alternative Loan Trust
            (Floating Rate)....................   5.590          05/25/36               7,192,089
   6,101    Countrywide Alternative Loan Trust
            (Floating Rate)....................   5.600          04/25/36               6,126,186
  24,280    Countrywide Alternative Loan Trust
            (Interest Only)....................    *             02/25/37               1,301,263
  34,294    Countrywide Alternative Loan Trust
            (Interest Only)....................    *             03/20/46               1,725,538
  10,561    Countrywide Home Loans (Floating
            Rate)..............................   5.630          04/25/46              10,576,721
   8,123    DSLA Mortgage Loan Trust (Floating
            Rate)..............................   5.503          04/19/47               8,128,089
   7,040    Federal Home Loan Mortgage Corp.
            (Floating Rate)....................   5.480          09/25/45               7,066,170
   5,022    Federal Home Loan Mortgage Corp.
            (Floating Rate) (REMIC)............   5.930          03/15/34               5,043,452
   6,645    Federal Home Loan Mortgage Corp.
            (Interest Only) (STRIPS) (REMIC)...   6.500    04/01/28 to 05/15/33         1,415,069
   3,831    Federal Home Loan Mortgage Corp.
            (Interest Only) (Inverse Floating
            Rate) (REMIC)......................   2.670          03/15/32                 284,627
   3,611    Federal Home Loan Mortgage Corp.
            (Interest Only) (STRIPS)...........   6.000          05/01/31                 709,725
  20,250    Federal National Mortgage
            Association........................   6.022          11/25/10              20,984,463
  14,329    Federal National Mortgage
            Association (Floating Rate)
            (REMIC)............................   5.380          11/25/28              14,345,211
   7,020    Federal National Mortgage
            Association (Floating Rate)........   5.530          05/25/35               7,050,060
   7,359    Federal National Mortgage
            Association (Floating Rate)
            (REMIC)............................   5.730          12/18/32               7,427,858
     203    Federal National Mortgage
            Association (Floating Rate)
            (REMIC)............................   5.794          03/25/09                 203,848
   7,827    Federal National Mortgage
            Association (Interest Only)
            (REMIC)............................   6.000    11/25/32 to 07/25/33         1,234,587
  15,726    Federal National Mortgage
            Association (Interest Only)
            (REMIC)............................   6.500    02/25/33 to 05/25/33         3,371,598
   5,836    Federal National Mortgage
            Association (Interest Only)
            (Inverse Floating Rate) (REMIC)....   1.070          07/25/34                 248,473
   3,170    Federal National Mortgage
            Association (Interest Only)
            (REMIC)............................   7.000          04/25/33                 680,931

 12                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                          COUPON          MATURITY              VALUE
-------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  3,317    Government National Mortgage
            Association (Interest Only)
            (Floating Rate) (REMIC)............   2.070%         05/16/32         $       183,357
   3,124    Government National Mortgage
            Association (Interest Only)
            (Inverse Floating Rate) (REMIC)....   2.670          05/16/32                 214,081
  71,141    Greenpoint Mortgage Funding Trust
            (Interest Only)....................    *       06/25/45 to 10/25/45         2,022,211
      14    Harborview Mortgage Loan Trust.....    *             03/19/37                  10,379
       0    Harborview Mortgage Loan Trust.....    *             07/19/47                     133
   6,988    Harborview Mortgage Loan Trust
            (Floating Rate)....................   5.580          08/21/46               6,988,013
  11,383    Harborview Mortgage Loan Trust
            (Floating Rate)....................   6.563          01/19/36              11,638,959
  34,690    Harborview Mortgage Loan Trust
            (Interest Only) (Floating Rate)....   0.872          05/19/35                 845,562
  30,700    Harborview Mortgage Loan Trust
            (Interest Only) (Floating Rate)....   1.048          06/19/35                 681,166
  50,439    Harborview Mortgage Loan Trust
            (Interest Only) (Floating Rate)....   1.683          07/19/47               2,104,263
  61,566    Harborview Mortgage Loan Trust
            (Interest Only) (Floating Rate)....   1.690          01/19/36               1,702,683
  33,212    Harborview Mortgage Loan Trust
            (Interest Only) (Floating Rate)....   1.697          03/19/37               1,577,592
  21,434    Harborview Mortgage Loan Trust
            (Interest Only) (Floating Rate)....   1.980          01/19/36                 643,014
   7,029    Indymac Index Mortgage Loan Trust
            (Floating Rate)....................   5.710          10/25/36               7,080,069
  26,277    Indymac Index Mortgage Loan Trust
            (Interest Only) (Floating Rate)....   0.950          07/25/35                 862,221
   5,325    Luminent Mortgage Trust (Floating
            Rate)..............................   5.564          10/25/46               5,320,846
   6,702    Residential Accredit Loans, Inc.
            (Floating Rate)....................   5.560          06/25/46               6,702,433
  10,652    Residential Accredit Loans, Inc.
            (Floating Rate)....................   5.600          02/25/46              10,675,553
   4,053    Structured Asset Mortgage
            Investments, Inc. (Floating
            Rate)..............................   5.520          02/25/36               4,056,767
   3,722    Structured Asset Mortgage
            Investments, Inc. (Floating
            Rate)..............................   5.554          07/25/36               3,722,151
   6,767    Structured Asset Mortgage
            Investments, Inc. (Floating
            Rates).............................   5.560          08/25/36               6,776,379
   6,224    Structured Asset Mortgage
            Investments, Inc. (Floating
            Rate)..............................   5.626          07/25/36               6,223,659
   6,052    Washington Mutual (Floating
            Rate)..............................   5.670          11/25/45               6,096,256
   5,940    Washington Mutual (Floating
            Rate)..............................   5.690          07/25/45               5,969,497

See Notes to Financial Statements                                             13

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                          COUPON          MATURITY              VALUE
-------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  6,270    Washington Mutual (Floating
            Rate)..............................   4.951%         04/25/46         $     6,274,531
   6,403    Washington Mutual (Floating
            Rate)..............................   5.503          05/25/46               6,389,739
  18,085    Washington Mutual (Interest
            Only)..............................    *             06/25/44                 293,884
  31,249    Washington Mutual (Interest
            Only)..............................    *             07/25/44                 546,866
  45,179    Washington Mutual (Interest
            Only)..............................    *             10/25/44                 790,639
                                                                                  ---------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS  20.3%...................       229,150,838
                                                                                  ---------------

            MORTGAGE BACKED SECURITIES  19.2%
  25,100    Federal Home Loan Mortgage Corp. ..   5.500    05/01/21 to 07/01/21        25,092,965
     269    Federal Home Loan Mortgage Corp. ..   6.000    04/01/29 to 04/01/31           271,856
     122    Federal Home Loan Mortgage Corp. ..   6.500          03/01/26                 125,050
  11,593    Federal Home Loan Mortgage Corp. ..   7.500    03/01/20 to 06/01/34        12,017,118
     949    Federal Home Loan Mortgage Corp. ..   8.000    07/01/24 to 10/01/31           998,457
       0    Federal Home Loan Mortgage Corp. ..  11.000          02/01/14                     106
  13,600    Federal Home Loan Mortgage Corp.,
            October............................   4.500            TBA                 12,711,757
   6,100    Federal Home Loan Mortgage Corp.,
            October............................   5.500            TBA                  6,096,187
   6,650    Federal National Mortgage
            Association........................   3.920          01/01/08               6,564,368
   3,827    Federal National Mortgage
            Association........................   6.000    02/01/09 to 02/01/18         3,885,453
  20,660    Federal National Mortgage
            Association........................   6.500    12/01/07 to 01/01/34        21,131,037
  66,281    Federal National Mortgage
            Association........................   7.000    08/01/14 to 07/01/36        68,220,754
  14,460    Federal National Mortgage
            Association........................   7.500    01/01/07 to 12/01/32        14,975,599
   1,748    Federal National Mortgage
            Association........................   8.000    09/01/24 to 04/01/32         1,845,761
     110    Federal National Mortgage
            Association (FHA/VA)...............   8.500    01/01/22 to 09/01/24           117,189
      21    Federal National Mortgage
            Association........................  11.500    05/01/15 to 03/01/19            22,603
     168    Federal National Mortgage
            Association........................  12.000    03/01/13 to 01/01/16           184,069
  26,450    Federal National Mortgage
            Association, October...............   7.000            TBA                 27,169,123

 14                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                          COUPON          MATURITY              VALUE
-------------------------------------------------------------------------------------------------
            MORTGAGE BACKED SECURITIES (CONTINUED)
$    150    Federal National Mortgage
            Association, November..............   7.000%           TBA            $       153,984
   1,428    Government National Mortgage
            Association........................   6.000          12/15/28               1,450,078
   2,645    Government National Mortgage
            Association........................   6.500    06/15/23 to 02/15/29         2,719,719
   2,908    Government National Mortgage
            Association........................   7.000    12/15/22 to 12/15/27         3,004,831
   2,790    Government National Mortgage
            Association........................   7.500    02/15/07 to 08/15/28         2,905,058
   2,565    Government National Mortgage
            Association........................   8.000    07/15/07 to 10/15/25         2,711,248
   1,518    Government National Mortgage
            Association........................   8.500    06/15/08 to 12/15/21         1,628,338
     594    Government National Mortgage
            Association........................   9.000    12/15/17 to 12/15/19           635,147
       5    Government National Mortgage
            Association........................  11.000    01/15/10 to 11/15/20             5,283
     481    Government National Mortgage
            Association........................  12.000    01/15/13 to 06/15/15           541,915
     183    Government National Mortgage
            Association........................  12.500    05/15/10 to 06/15/15           203,937
     294    Government National Mortgage
            Association II.....................   6.000          04/20/29                 297,344
                                                                                  ---------------
            TOTAL MORTGAGE BACKED SECURITIES  19.2%............................       217,686,334
                                                                                  ---------------

            UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  8.6%
  43,000    Federal Home Loan Bank.............   3.000          04/15/09              41,119,223
  31,200    Federal Home Loan Mortgage Corp. ..   6.625          09/15/09              32,640,098
  10,700    Federal National Mortgage
            Association........................   7.125          06/15/10              11,505,571
   9,155    Tennessee Valley Authority, Ser
            G..................................   7.125          05/01/30              11,619,856
                                                                                  ---------------
            TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS..................        96,884,748
                                                                                  ---------------

            UNITED STATES TREASURY OBLIGATIONS  30.7%
  91,100    United States Treasury Bonds.......   5.250          11/15/28              96,338,341
   8,000    United States Treasury Bonds.......   6.125          08/15/29               9,433,128
  14,500    United States Treasury Bonds.......   8.125          08/15/21              19,541,026
   1,000    United States Treasury Bonds.......   8.750          05/15/17               1,335,547
   5,000    United States Treasury Bonds (b)...   8.750          08/15/20               6,979,300
  34,000    United States Treasury Bonds.......   9.250          02/15/16              45,772,500
   7,000    United States Treasury Bonds.......  10.375          11/15/12               7,415,079
  11,000    United States Treasury Bonds.......  12.000          08/15/13              12,426,997
  54,565    United States Treasury Notes.......   3.875          02/15/13              52,427,198

See Notes to Financial Statements                                             15

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

PAR
AMOUNT
(000)       DESCRIPTION                          COUPON          MATURITY              VALUE
-------------------------------------------------------------------------------------------------
            UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$ 39,000    United States Treasury Notes.......   4.000%         11/15/12         $    37,787,373
  57,000    United States Treasury Notes.......   4.750          05/15/14              57,501,030
                                                                                  ---------------
            TOTAL UNITED STATES TREASURY OBLIGATIONS  30.7%....................       346,957,519
                                                                                  ---------------

TOTAL LONG-TERM INVESTMENTS  90.4%
  (Cost $1,023,025,146)........................................................     1,022,263,369
                                                                                  ---------------

                                                       EXPIRATION   EXERCISE
                                           CONTRACTS      DATE        PRICE          VALUE
-----------------------------------------------------------------------------------------------
PURCHASED OPTIONS  0.0%
  EuroDollar Futures, June 2007..........    2,901      06/18/07      94.25      $      217,575
  EuroDollar Futures, June 2007..........      381      06/18/07      94.50              61,913
                                                                                 --------------

TOTAL PURCHASED OPTIONS
  (Cost $1,018,121)..........................................................           279,488
                                                                                 --------------

REPURCHASE AGREEMENT  13.1%
State Street Bank & Trust Co. ($148,292,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 5.15%, dated 09/29/06, to be sold on 10/02/06 at $148,355,642)
  (Cost $148,292,000)........................................................       148,292,000
                                                                                 --------------

TOTAL INVESTMENTS 103.5%
  (Cost $1,172,335,267)......................................................     1,170,834,857
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.5%)................................       (39,952,654)
                                                                                 --------------

NET ASSETS  100.0%...........................................................    $1,130,882,203
                                                                                 ==============

Percentages are calculated as a percentage of net assets.

The obligations of certain United States Government sponsored entities are neither issued or guaranteed by the United States Treasury.

*   Zero coupon bond

(a) Security purchased on a when-issued or delayed delivery basis.

(b) All or a portion of this security has been physically segregated in connection with open futures contracts.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

REMIC--Real Estate Mortgage Investment Conduits

STRIPS--Separate Trading of Registered Interest and Principal of Securities

TBA--To be announced, maturity date has not been established. The maturity date will be determined upon settlement and delivery of the mortgage pools.

 16                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 continued

    FUTURES CONTRACTS OUTSTANDING AS OF SEPTEMBER 30, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Bond Futures December 2006 (Current Notional
    Value of $112,406 per contract).........................      319       $  610,209
  U.S. Treasury Notes 10-Year Futures December 2006 (Current
    Notional Value of $108,063 per contract)................    1,279        1,473,648

SHORT CONTRACTS:
  U.S. Treasury Notes 2-Year Futures December 2006 (Current
    Notional Value of $204,500 per contract)................    1,213         (762,631)
  U.S. Treasury Notes 5-Year Futures December 2006 (Current
    Notional Value of $105,516 per contract)................      652         (382,230)
                                                                -----       ----------
                                                                3,463       $  938,996
                                                                =====       ==========

See Notes to Financial Statements                                             17

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Total Investments, including repurchase agreement of
  $148,292,000 (Cost $1,172,335,267)........................  $1,170,834,857
Cash........................................................       3,394,231
Receivables:
  Interest..................................................       8,841,811
  Investments Sold..........................................         937,733
  Fund Shares Sold..........................................         592,122
  Principal Paydowns........................................         405,841
Other.......................................................         362,333
                                                              --------------
    Total Assets............................................   1,185,368,928
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      50,395,611
  Fund Shares Repurchased...................................       1,152,965
  Income Distributions......................................       1,117,226
  Investment Advisory Fee...................................         497,518
  Distributor and Affiliates................................         469,098
  Variation Margin on Futures...............................          22,296
Trustees' Deferred Compensation and Retirement Plans........         467,836
Accrued Expenses............................................         364,175
                                                              --------------
    Total Liabilities.......................................      54,486,725
                                                              --------------
NET ASSETS..................................................  $1,130,882,203
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,269,230,340
Accumulated Undistributed Net Investment Income.............      (5,752,375)
Net Unrealized Depreciation.................................        (561,414)
Accumulated Net Realized Loss...............................    (132,034,348)
                                                              --------------
NET ASSETS..................................................  $1,130,882,203
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,027,604,735 and 101,942,183 shares of
    beneficial interest issued and outstanding).............  $        10.08
    Maximum sales charge (4.75%* of offering price).........             .50
                                                              --------------
    Maximum offering price to public........................  $        10.58
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $76,812,658 and 7,641,131 shares of
    beneficial interest issued and outstanding).............  $        10.05
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,490,980 and 1,845,306 shares of
    beneficial interest issued and outstanding).............  $        10.02
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,973,830 and 791,478 shares of
    beneficial interest issued and outstanding).............  $        10.07
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
Interest....................................................  $ 60,321,134
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     6,301,802
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C of $2,657,208, $885,658 and $198,169,
  respectively).............................................     3,741,035
Shareholder Services........................................     1,859,125
Custody.....................................................       254,197
Trustees' Fees and Related Expenses.........................        53,409
Legal.......................................................        24,963
Other.......................................................       651,682
                                                              ------------
      Total Expenses........................................    12,886,213
      Less Credits Earned on Cash Balances..................       117,994
                                                              ------------
      Net Expenses..........................................    12,768,219
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 47,552,915
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(12,475,493)
  Futures...................................................     5,867,395
                                                              ------------
Net Realized Loss...........................................    (6,608,098)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    10,698,059
                                                              ------------
  End of the Period:
    Investments.............................................    (1,500,410)
    Futures.................................................       938,996
                                                              ------------
                                                                  (561,414)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (11,259,473)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(17,867,571)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 29,685,344
                                                              ============

See Notes to Financial Statements                                             19

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                            FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED
                                                       SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                       ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $   47,552,915       $   40,723,124
Net Realized Gain/Loss...............................        (6,608,098)             168,666
Net Unrealized Depreciation During the Period........       (11,259,473)          (2,622,413)
                                                         --------------       --------------
Change in Net Assets from Operations.................        29,685,344           38,269,377
                                                         --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.....................................       (48,231,116)         (43,559,696)
  Class B Shares.....................................        (3,345,671)          (3,897,938)
  Class C Shares.....................................          (755,605)            (731,741)
  Class I Shares.....................................          (278,503)             (30,550)
                                                         --------------       --------------
Total Distributions..................................       (52,610,895)         (48,219,925)
                                                         --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       (22,925,551)          (9,950,548)
                                                         --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................       118,680,647          162,149,121
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................        39,662,648           35,451,637
Cost of Shares Repurchased...........................      (284,311,134)        (248,938,940)
                                                         --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      (125,967,839)         (51,338,182)
                                                         --------------       --------------
TOTAL DECREASE IN NET ASSETS.........................      (148,893,390)         (61,288,730)
NET ASSETS:
Beginning of the Period..............................     1,279,775,593        1,341,064,323
                                                         --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of $(5,752,375)
  and $(5,344,232), respectively)....................    $1,130,882,203       $1,279,775,593
                                                         ==============       ==============

 20                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                         --------------------------------------------------------
                                         2006        2005        2004        2003        2002
                                       --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  10.27    $  10.35    $  10.50    $  10.79    $  10.41
                                       --------    --------    --------    --------    --------
  Net Investment Income (a)..........       .41         .34         .31         .32         .38
  Net Realized and Unrealized
    Gain/Loss........................      (.14)       (.03)       (.05)       (.10)        .50
                                       --------    --------    --------    --------    --------
Total from Investment Operations.....       .27         .31         .26         .22         .88
Less Distributions from Net
  Investment Income..................       .46         .39         .41         .51         .50
                                       --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD...  $  10.08    $  10.27    $  10.35    $  10.50    $  10.79
                                       ========    ========    ========    ========    ========

Total Return (b).....................     2.72%       3.08%       2.60%       2.09%       8.76%
Net Assets at End of the Period (In
  millions)..........................  $1,027.6    $1,133.1    $1,171.8    $1,323.8    $1,467.9
Ratio of Expenses to Average Net
  Assets (c).........................     1.03%       1.03%       1.00%        .99%        .99%
Ratio of Net Investment Income to
  Average Net Assets.................     4.12%       3.25%       3.03%       3.04%       3.69%
Portfolio Turnover (d)...............      191%        189%        268%        360%         97%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2006.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended September 30, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous fiscal years.

See Notes to Financial Statements                                             21

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $10.24    $10.31    $10.47    $10.76    $10.40
                                               ------    ------    ------    ------    ------
  Net Investment Income (a)..................     .33       .25       .23       .24       .30
  Net Realized and Unrealized Gain/Loss......    (.14)     (.00)     (.05)     (.10)      .49
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .19       .25       .18       .14       .79
Less Distributions from Net Investment
  Income.....................................     .38       .32       .34       .43       .43
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $10.05    $10.24    $10.31    $10.47    $10.76
                                               ======    ======    ======    ======    ======

Total Return (b).............................   1.95%     2.42%     1.73%     1.36%     7.81%
Net Assets at End of the Period (In
  millions)..................................  $ 76.8    $118.3    $139.4    $192.1    $203.0
Ratio of Expenses to Average Net Assets
  (c)........................................   1.78%     1.78%     1.76%     1.75%     1.75%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.33%     2.48%     2.27%     2.28%     2.93%
Portfolio Turnover (d).......................    191%      189%      268%      360%       97%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2006.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended September 30, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous fiscal years.

 22                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                 ----------------------------------------------
                                                2006      2005      2004      2003      2002
                                               ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $10.21    $10.28    $10.44    $10.73    $10.37
                                               ------    ------    ------    ------    ------
  Net Investment Income (a)..................     .34       .25       .23       .24       .29
  Net Realized and Unrealized Gain/Loss......    (.15)     (.00)     (.05)     (.10)      .50
                                               ------    ------    ------    ------    ------
Total from Investment Operations.............     .19       .25       .18       .14       .79
Less Distributions from Net Investment
  Income.....................................     .38       .32       .34       .43       .43
                                               ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $10.02    $10.21    $10.28    $10.44    $10.73
                                               ======    ======    ======    ======    ======

Total Return (b).............................   1.96%     2.42%     1.73%     1.36%     7.84%
Net Assets at End of the Period (In
  millions)..................................  $ 18.5    $ 22.3    $ 29.8    $ 43.1    $ 48.5
Ratio of Expenses to Average Net Assets
  (c)........................................   1.79%     1.78%     1.76%     1.75%     1.75%
Ratio of Net Investment Income to Average Net
  Assets.....................................   3.34%     2.48%     2.27%     2.28%     2.93%
Portfolio Turnover (d).......................    191%      189%      268%      360%       97%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2006.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended September 30, 2003, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher than in previous fiscal years.

See Notes to Financial Statements                                             23

VAN KAMPEN GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            AUGUST 12, 2005
                                                           YEAR ENDED       (COMMENCEMENT OF
CLASS I SHARES                                            SEPTEMBER 30,      OPERATIONS) TO
                                                              2006         SEPTEMBER 30, 2005
                                                          -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................     $10.26              $10.31
                                                             ------              ------
  Net Investment Income (a).............................        .43                 .05
  Net Realized and Unrealized Loss......................       (.14)               (.05)
                                                             ------              ------
Total from Investment Operations........................        .29                 -0-
Less Distributions from Net Investment Income...........        .48                 .05
                                                             ------              ------
NET ASSET VALUE, END OF THE PERIOD......................     $10.07              $10.26
                                                             ======              ======

Total Return (b)........................................      2.97%                .01%*
Net Assets at End of the Period (In millions)...........     $  8.0              $  6.1
Ratio of Expenses to Average Net Assets (c).............       .78%                .78%
Ratio of Net Investment Income to Average Net Assets....      4.41%               3.53%
Portfolio Turnover (d)..................................       191%                189%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2006.

(d) The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales.

 24                                            See Notes to Financial Statements

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Options are valued at the last sale price. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets having an aggregate value at least equal to the amount of the when-issued, delayed delivery, or forward purchase commitments until payment is made. At September 30, 2006, the Fund has $49,461,755 of when-issued, delayed delivery, or forward purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted and premium is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $113,131,764 which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$66,309,011.................................................  September 30, 2008
 31,684,425.................................................  September 30, 2009
 12,354,204.................................................  September 30, 2013
  2,784,124.................................................  September 30, 2014

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,188,557,978
                                                              ==============
Gross tax unrealized appreciation...........................  $    6,211,055
Gross tax unrealized depreciation...........................     (23,934,176)
                                                              --------------
Net tax unrealized depreciation on investments..............  $  (17,723,121)
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

    The tax character of distributions paid during the years ended September 30, 2006 and 2005 was as follows:

                                                                 2006           2005
Distributions paid from:
  Ordinary income...........................................  $52,418,252    $48,369,162
  Long-term capital gain....................................          -0-            -0-
                                                              -----------    -----------
                                                              $52,418,252    $48,369,162
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences related to the Fund's investment in other regulated investment companies and the recognition of net realized losses on paydowns of mortgage pool obligations totaling $20,510 and $3,218,453, respectively, were reclassified to accumulated net realized loss from accumulated undistributed net investment income. Additionally, permanent book to tax amortization differences totaling $1,451,894 were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $5,147,585

    The difference between book basis and tax basis undistributed net investment income is attributable primarily to the difference between book and tax amortization methods for premium.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions, straddle positions, post-October losses of $11,078,063 which are not recognized for tax purposes until the first day of the following fiscal year, and gains or losses recognized for tax purposes on open futures transactions on September 30, 2006.

F. EXPENSE REDUCTIONS During the year ended September 30, 2006, the Fund's custody fee was reduced by $117,994 as a result of credits earned on cash balances.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................    .540%
Next $1 billion.............................................    .515%
Next $1 billion.............................................    .490%
Next $1 billion.............................................    .440%
Next $1 billion.............................................    .390%
Next $1 billion.............................................    .340%
Next $1 billion.............................................    .290%
Over $7 billion.............................................    .240%

    For the year ended September 30, 2006, the Fund recognized expenses of approximately $24,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $67,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2006, the Fund recognized expenses of approximately $1,416,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $310,134 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

    For the year ended September 30, 2006, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $106,000 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $191,500. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the years ended September 30, 2006 and 2005, transactions were as follows:

                                            FOR THE                         FOR THE
                                           YEAR ENDED                      YEAR ENDED
                                       SEPTEMBER 30, 2006              SEPTEMBER 30, 2005
                                  ----------------------------    ----------------------------
                                    SHARES           VALUE          SHARES           VALUE
Sales:
  Class A.......................    9,806,219    $  98,779,696     12,730,922    $ 131,363,692
  Class B.......................    1,206,197       12,117,348      1,873,807       19,287,344
  Class C.......................      403,892        4,050,011        507,981        5,213,863
  Class I.......................      373,779        3,733,592        609,508        6,284,222
                                  -----------    -------------    -----------    -------------
Total Sales.....................   11,790,087    $ 118,680,647     15,722,218    $ 162,149,121
                                  ===========    =============    ===========    =============
Dividend Reinvestment:
  Class A.......................    3,563,521    $  35,878,952      3,045,828    $  31,445,660
  Class B.......................      289,315        2,906,845        331,085        3,407,105
  Class C.......................       59,772          598,718         55,385          568,321
  Class I.......................       27,632          278,133          2,964           30,551
                                  -----------    -------------    -----------    -------------
Total Dividend Reinvestment.....    3,940,240    $  39,662,648      3,435,262    $  35,451,637
                                  ===========    =============    ===========    =============
Repurchases:
  Class A.......................  (21,789,796)   $(219,667,239)   (18,669,990)   $(192,676,778)
  Class B.......................   (5,402,655)     (54,528,380)    (4,178,713)     (42,984,669)
  Class C.......................     (799,391)      (8,028,243)    (1,279,554)     (13,121,038)
  Class I.......................     (207,242)      (2,087,272)       (15,163)        (156,455)
                                  -----------    -------------    -----------    -------------
Total Repurchases...............  (28,199,084)   $(284,311,134)   (24,143,420)   $(248,938,940)
                                  ===========    =============    ===========    =============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the year ended September 30, 2006, the Fund received redemption fees of approximately $1,300, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $45,452,022 and $34,596,961, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $2,177,655,210 and $2,345,624,404, respectively.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2006, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2005...........................     3,860
Futures Opened..............................................    18,215
Futures Closed..............................................   (18,612)
                                                               -------
Outstanding at September 30, 2006...........................     3,463
                                                               =======

B. INVERSE FLOATING RATE SECURITIES An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the Portfolio of Investments.

C. PURCHASED OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $31,771,600 and $1,659,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

VAN KAMPEN GOVERNMENT SECURITIES

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 continued

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Government Securities Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Government Securities Fund (the "Fund"), including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Government Securities Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
November 14, 2006

VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN GOVERNMENT SECURITIES FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)            Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (68)          Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN GOVERNMENT SECURITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (66)             Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                since 2003  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services. Prior                Corporation, Stericycle,
                                                       to February 2001, Vice                  Inc., Ventana Medical
                                                       Chairman and Director of                Systems, Inc., and GATX
                                                       Anixter International,                  Corporation, and Trustee
                                                       Inc., a global                          of The Scripps Research
                                                       distributor of wire,                    Institute. Prior to
                                                       cable and communications                January 2005, Trustee of
                                                       connectivity products.                  the University of Chicago
                                                       Prior to July 2000,                     Hospitals and Health
                                                       Managing Partner of                     Systems. Prior to April
                                                       Equity Group Corporate                  2004, Director of
                                                       Investment (EGI), a                     TheraSense, Inc. Prior to
                                                       company that makes                      January 2004, Director of
                                                       private investments in                  TeleTech Holdings Inc.
                                                       other companies.                        and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN GOVERNMENT SECURITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)       Trustee      Trustee     Managing Partner of            71       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (54)         Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                          since 1995  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (71)            Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                             since 2003  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN GOVERNMENT SECURITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (70)           Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                     since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (66)     Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
(64)                                       since 1999  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN GOVERNMENT SECURITIES FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN GOVERNMENT SECURITIES FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (53)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                            since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10020                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (52)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4QA                                                Global Fixed Income of the same entities since December
                                                                   2005. Managing Director and Director of Morgan Stanley
                                                                   Investment Management Ltd. Director of Morgan Stanley
                                                                   Investment Management (ACD) Limited since December 2003.
                                                                   Vice President of Morgan Stanley Institutional and Retail
                                                                   Funds since February 2006. Vice President of funds in the
                                                                   Fund Complex since March 2006.

VAN KAMPEN GOVERNMENT SECURITIES FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (37)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2006  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and of Funds in the Fund
                                                                   Complex from January 2005 to August 2005 and since September
                                                                   2006.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen -- as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds -- plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Government Securities Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Government Securities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Government Securities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  29, 129, 229
                                                                GOVT ANR 11/06
  (VAN KAMPEN INVESTMENTS LOGO)                             RN06-03166P-Y09/06

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

     (1)  The Fund's Code of Ethics is attached hereto as Exhibit 12A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006

                           REGISTRANT    COVERED ENTITIES(1)
                           ----------    -------------------
AUDIT FEES .............     $41,300               N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES ..     $     0        $  706,000(2)
   TAX FEES ............     $ 2,800(3)     $   79,422(4)
   ALL OTHER FEES ......     $     0        $  832,851(5)
TOTAL NON-AUDIT FEES ...     $ 2,800        $1,618,273
TOTAL ..................     $44,100        $1,618,273

2005

                           REGISTRANT    COVERED ENTITIES(1)
                           ----------    -------------------
AUDIT FEES .............     $39,900              N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES ..     $     0         $280,000(2)
   TAX FEES ............     $ 2,500(3)      $ 58,688(4)
   ALL OTHER FEES ......     $     0         $655,125(5)
TOTAL NON-AUDIT FEES ...     $ 2,500         $993,813
TOTAL ..................     $42,400         $993,813

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Government Securities Fund


By: /s/ Ronald E. Robison
    ----------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ----------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2006


By: /s/ James W. Garrett
    ----------------------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: November 21, 2006